================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 27, 2003

                            WEST POINTE BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)


          ILLINOIS                   0-30505                    36-4149655
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                   Identification Number)


                5701 West Main Street, Belleville, Illinois 62226
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (618) 234-5700


================================================================================

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 27, 2003, West Pointe Bancorp, Inc. (the "Company") was informed by Rubin, Brown, Gornstein & Co., LLP ("RBG"), the Company's independent accountants, that they were declining to stand for re-election and were resigning. The Company has appointed Crowe Chizek and Company LLC ("Crowe Chizek") as its new independent accountants to audit its financial statements. The decision to resign and not stand for re-election was made by RBG and did not involve the Company's Audit Committee or its Board of Directors. The decision to appoint Crowe Chizek was approved by the Audit Committee of the Board of Directors of the Company.

         During each of the past two fiscal years, the opinion of RBG did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the preceding two fiscal years (and the subsequent interim period) the Company had no disagreements with RBG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of RBG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. None of the events described at Item 304(a)(1)(v) of Regulation S-K took place within the preceding two fiscal years nor in the subsequent interim period.

         Crowe Chizek's appointment is effective May 28. During the preceding two fiscal years and the subsequent interim period prior to such appointment, the Company did not consult with Crowe Chizek regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, the type of audit opinion that might be rendered on the Company's financial statements, or as to any written report or oral advice provided by Crowe Chizek in reaching any accounting, auditing or financial reporting issue. Because there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-K), the Company did not consult Crowe Chizek in respect to those matters during that time.

         The Company provided RBG with a copy of this report prior to filing it with the Securities and Exchange Commission ("SEC"). The Company requested that RBG furnish the Company with a letter to the SEC stating whether RBG agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of RBG's letter dated May 29, 2003 is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7. EXHIBITS

(C) EXHIBITS

      16.1 Letter from Rubin, Brown, Gornstein & Co. LLP to the Company dated May 29, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         West Pointe Bancorp, Inc.

Date: May 30, 2003                   By: /s/ HARRY E. CRUNCLETON
                                         ---------------------------------------
                                         Harry E. Cruncleton
                                         Chairman of the Board and Director



                                       3